Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

225 Liberty Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

CHC Group LLC(1)
(Exact name of obligor as specified in its charter)

Cayman Islands	[98-0587405]
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

27 Hospital Road George Town
KY1-9008 Cayman Islands	(Zip code)
(Address of principal executive offices)

(1) See following table of additional obligors. Address for all additional obligors is 27 Hospital Road, George Town, KY1-9008, Cayman Islands.

5% Senior Notes due 2024
(Title of the indenture securities)

Table of Additional Obligors

Name	Form of Organization	Jurisdiction

38286 Bermuda Ltd	Limited company	Bermuda

6922767 Holding S.à r.l.	Limited liability company	Luxembourg

Capital Aviation Services B.V.	Limited liability company	Netherlands

CHC Asset Holding Cayman Ltd.	Exempted company	Cayman Islands

CHC Cayman ABL Parent Ltd.	Exempted company	Cayman Islands

CHC Cayman Investments I Ltd.	Exempted company	Cayman Islands

CHC Den Helder B.V.	Limited liability company	Netherlands

CHC Finance Ltd.	Exempted company	Cayman Islands

CHC Global Operations (2008) ULC	Unlimited liability company	Canada

CHC Global Operations Canada (2008) ULC	Unlimited liability company	Canada

CHC Global Operations International ULC	Unlimited liability company	Canada

CHC Helicopter (1) S.à r.l.	Limited liability company	Luxembourg

CHC Helicopter (2) S.à r.l.	Limited liability company	Luxembourg

CHC Helicopter (3) S.à r.l.	Limited liability company	Luxembourg

CHC Helicopter (4) S.à r.l.	Limited liability company	Luxembourg

CHC Helicopter (5) S.à r.l.	Limited liability company	Luxembourg

CHC Helicopter Australia Pty Ltd	Limited company	Australia

CHC Helicopter Holding (Cayman) Ltd.	Limited company	Cayman Islands

CHC Helicopter Holding S.à r.l.	Limited liability company	Luxembourg

CHC Helicopter S.A.	Limited company	Luxembourg

CHC Helicopters (Barbados) Limited	Limited liability company	Barbados

CHC Helicopters (Barbados) SRL	Limited liability company	Barbados

CHC Holding (UK) Limited	Limited liability company	Scotland

CHC Holding NL B.V.	Limited liability company	Netherlands

CHC Hoofddorp B.V.	Limited liability company	Netherlands

CHC Intermediate Holding LLC	Limited liability company	Cayman Islands

CHC Leasing (Ireland) Designated Activity Company	Limited liability company	Ireland

CHC Netherlands B.V.	Limited liability company	Netherlands

CHC Norway Acquisition Co AS	Limited liability company	Norway

Heli-One (Netherlands) B.V.	Limited liability company	Netherlands

Heli-One (Norway) AS	Limited liability company	Norway

Heli-One (U.S.) Inc.	Corporation	Texas

Heli-One (UK) Limited	Limited liability company	England & Wales

Heli-One American Support, LLC	Limited liability company	United States

Heli-One Canada ULC	Unlimited liability company	Canada

Heli-One Holdings (UK) Limited	Limited liability company	England and Wales

Heli-One Leasing (Norway) AS	Limited liability company	Norway

Heli-One Leasing ULC	Unlimited liability company	Canada

Heli-One (Poland) Sp. Z.o.o.	Limited liability company	Poland

Heli-One USA Inc.	Corporation	Texas

Heliworld Leasing Limited	Limited liability company	England and Wales

Integra Leasing AS	Limited liability company	Norway

Lloyd Bass Strait Helicopters Pty Ltd	Limited company	Australia

Lloyd Helicopter Services Limited	Limited liability company	Scotland

Lloyd Helicopter Services Pty Ltd	Limited company	Australia

Lloyd Helicopters International Pty Ltd	Limited company	Australia

Lloyd Helicopters Pty Ltd	Limited company	Australia

Management Aviation Limited	Limited company	England and Wales

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	550 17th Street, NW Washington, D.C. 20429

The Clearing House Association L.L.C.	100 Broad Street New York, N.Y. 10004

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-207042).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-188382).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of February, 2017.

THE BANK OF NEW YORK MELLON

By:	/s/James Briggs
Name: JAMES BRIGGS
Title: VICE PRESIDENT

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